SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


--------------------------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT




Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 1998



                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)



     Maryland                 33-83506                     94-3211970
 (State or other            (Commission                  (IRS Employer
 Jurisdiction of            File Number)                  I.D. Number)
  Incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone number, including area code: (650) 343-9300


                                       N/A
--------------------------------------------------------------------------------
         (Former name, or former address, if changes since last report)


                   This form 8-K contains a total of 30 pages

                              No Exhibits Required

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                               September 30, 1998





Item 5.  Other Events

On October 27, 1998, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough Realty Trust Incorporated, and the properties owned or managed by it as of September 30, 1998, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.


Item 7.  Financial Statements and Exhibits

         Financial Statements:

              None

              Exhibits:

                                                                  Page Number in
Exhibit No.   Description                                           This Filing

    99        Supplemental Information as of September 30, 1998          4

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                               September 30, 1998



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                      GLENBOROUGH REALTY TRUST INCORPORATED


Date:  October 27, 1998                     By:  /s/ Stephen R. Saul
                                                 Stephen R. Saul
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                               September 30, 1998




                                Table of Contents



                                                                            PAGE

Real Estate Portfolio..........................................................5

Additions and Deletions to Portfolios During Period...........................10

Debt Summary..................................................................12

Corporate Operating Summary...................................................14

Office Portfolio..............................................................16

Office/Flex Portfolio.........................................................18

Industrial Portfolio..........................................................20

Retail Portfolio..............................................................22

Multi-Family Portfolio........................................................24

Reconciliation of Property Income.............................................25

Lease Expiration Schedule.....................................................26

Glossary of Terms.............................................................28


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO

   Tradewinds Financial                           Phoenix                   AZ             17,768                  83%
   Vintage Pointe                                 Phoenix                   AZ             56,112                  95%
   Warner Village Medical                         Fountain Valley           CA             32,272                  84%
   Hillcrest Office Plaza                         Fullerton                 CA             34,623                  93%
   Centerstone Plaza                              Irvine                    CA            157,579                  97%
   University Tech Center                         Pomona                    CA            100,516                  97%
   Academy Professional Center                    Rolling Hills             CA             29,960                  68%
   Dallidet Professional Center                   San Luis Obispo           CA             23,511                  90%
   400 South El Camino Real                       San Mateo                 CA            139,109                  93%
   One Gateway Center                             Denver                    CO             80,049                  66%
   Park Place                                     Clearwater                FL            164,435                  98%
   Buschwood III                                  Tampa                     FL             76,930                  92%
   Temple Terrace Business Center                 Temple Terrace            FL             79,393                 100%
   Ashford Perimeter                              Atlanta                   GA            288,584                  98%
   Powers Ferry Landing East                      Atlanta                   GA            393,672                  99%
   Capitol Center I, II & III                     Des Moines                IA            161,468                 100%
   Oak Brook International                        Oak Brook                 IL             98,443                  97%
   Oakbrook Terrace Corporate Center III          Oakbrook Terrace          IL            253,069                 100%
   Columbia Centre II                             Rosemont                  IL            150,133                  97%
   Embassy Plaza                                  Schaumburg                IL            141,419                  17%
   Meridian Park                                  Carmel                    IN             86,332                  99%
   Crosspoint Four                                Fishers                   IN             41,121                 100%
   The Osram Building                             Westfield                 IN             45,265                 100%
   Leawood Office Building                        Leawood                   KS             93,667                  99%
   Blue Ridge Office Building                     Braintree                 MA             74,795                  90%
   The Hartwood Building                          Lexington                 MA             52,721                 100%
   Bronx Park I                                   Malborough                MA             86,935                 100%
   Marlborough Corporate Place                    Malborough                MA            569,027                  94%
   Westford Corporate Center                      Westford                  MA            163,247                 100%
   Montgomery Executive Center                    Gaithersburg              MD            116,348                  95%
   Rockwall I & II                                Rockville                 MD            340,252                  91%
   Bond Street Building                           Farmington Hills          MI             40,623                 100%
   Riverview Office Tower                         Bloomington               MN            227,129                  99%
   University Club Tower                          St. Louis                 MO            272,443                  93%
   Woodlands Plaza                                St. Louis                 MO             72,276                  93%
   Edinburgh Center                               Cary                      NC            115,314                  89%
   One Pacific Place                              Omaha                     NE            125,492                  94%
   One Professional Square                        Omaha                     NE             34,836                  86%
   Regency Westpointe                             Omaha                     NE             35,937                  97%
   Morristown Medical Offices                     Bedminster                NJ             14,255                 100%
   Bridgewater Exec. Quarters                     Bridgewater               NJ             65,000                 100%
   Frontier Executive Quarters I                  Bridgewater               NJ            224,314                 100%
   Frontier Executive Quarters II                 Bridgewater               NJ             40,565                 100%
   Executive Place                                Franklin Township         NJ             85,765                 100%
   Vreeland Business Ctr                          Florham Park              NJ            133,090                 100%
   Gatehall                                       Parsippany                NJ            113,604                  87%
   25 Independence Boulevard                      Warren                    NJ            106,879                 100%
   Citibank Park                                  Las Vegas                 NV            147,916                  86%
   Thousand Oaks                                  Memphis                   TN            418,458                  90%
   Post Oak Place                                 Houston                   TX             57,411                  83%
   4500 Plaza                                     Salt Lake City            UT             70,001                 100%

                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO (continued)

   700 South Washington                           Alexandria                VA             56,348                 100%
   Cameron Run                                    Alexandria                VA            143,707                 100%
   2000 Corporate Ridge                           McLean                    VA            255,980                 100%
   Globe Building                                 Mercer Island             WA             24,779                 100%
                                                                                 =================   ==================
     Total Square Footage/Average % Occupied                                            7,030,877                  94%
                                                                                 =================   ==================
     Total Number of Properties:  55

OFFICE/FLEX PORTFOLIO

   Hoover Industrial                              Mesa                      AZ             57,441                  93%
   Magnolia Industrial                            Phoenix                   AZ             35,385                 100%
   Baseline Business Park                         Tempe                     AZ            100,204                  96%
   Kraemer Industrial Park                        Anaheim                   CA             55,246                  88%
   Dominguez Industrial                           Carson                    CA             85,120                  96%
   Chatsworth Industrial Park                     Chatsworth                CA             29,764                 100%
   Glassell Industrial Center                     Orange                    CA             46,912                  74%
   Dunn Way Industrial                            Placentia                 CA             59,832                  97%
   Monroe Industrial                              Placentia                 CA             38,655                  57%
   Rancho Bernardo                                Rancho Bernardo           CA             52,865                  88%
   Scripps Terrace                                San Diego                 CA             56,796                  84%
   Tierrasanta Research Park                      San Diego                 CA            104,234                 100%
   Upland Industrial                              Upland                    CA             27,414                  85%
   Gateway One                                    Denver                    CO             72,000                 100%
   Gateway Four                                   Denver                    CO            100,000                 100%
   Gateway Six                                    Denver                    CO            107,200                  85%
   Gateway Eight                                  Denver                    CO             79,112                 100%
   Northglenn Business Center                     Denver                    CO             65,000                 100%
   Valley Business Park                           Denver                    CO            202,540                  87%
   Grand Regency Business Center                  Brandon                   FL             48,551                 100%
   Newport Business Center                        Deerfield Beach           FL             61,495                  82%
   Cypress Creek Business Center                  Ft. Lauderdale            FL             66,371                  78%
   Lake Point Business Park                       Orlando                   FL            135,032                  84%
   Fingerhut Business Center                      Tampa                     FL             48,840                 100%
   PrimeCo Business Center                        Tampa                     FL             48,090                 100%
   Oakbrook Corners                               Norcross                  GA            124,776                  91%
   The Business Park                              Norcross                  GA            157,153                  97%
   Covance Business Center                        Indianapolis              IN            263,610                 100%
   Park 100 - Building 42                         Indianapolis              IN             37,200                  79%
   Canton Business Center                         Canton                    MA             79,565                 100%
   Fisher-Pierce                                  Weymouth                  MA             79,825                 100%
   Columbia Warehouse                             Columbia                  MD             38,840                  88%
   Germantown Business Center I & II              Germantown                MD             60,000                 100%
   Winnetka Industrial Center                     Crystal                   MN            188,260                  94%
   Bryant Lake Business Center                    Eden Prairie              MN            171,789                  96%
   Riverview Industrial Park                      St. Paul                  MN            113,700                  95%
   Woodlands Tech Center                          St. Louis                 MO             98,037                 100%
   Fox Hollow Business Quarters                   Branchburg                NJ             42,173                 100%
   Fairfield Business Quarters                    Fairfield                 NJ             42,792                 100%
   Palms Business Center III                      Las Vegas                 NV            136,160                  84%
   Palms Business Center IV                       Las Vegas                 NV             37,414                  74%
   Palms Business Center North                    Las Vegas                 NV             92,087                  81%

                                     GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO (continued)

   Palms Business Center South                    Las Vegas                 NV            132,387                  65%
   Post Palms Business Center                     Las Vegas                 NV            139,906                  76%
   Lehigh Valley Executive Campus                 Allentown                 PA            161,421                  95%
   Clark Avenue                                   King of Prussia           PA             40,000                  92%
   Valley Forge Corporate Center                  Norristown                PA            300,894                  96%
   Walnut Creek Business Center                   Austin                    TX            100,000                 100%
   Kent Business Park                             Kent                      WA            138,157                 100%
                                                                                 =================   ==================
     Total Square Footage/Average % Occupied                                            4,560,245                  92%
                                                                                 =================   ==================
     Total Number of Properties:  49

INDUSTRIAL

   Fifth Street Industrial                        Phoenix                   AZ            109,699                 100%
   Fairmont Commerce Center                       Tempe                     AZ             83,200                 100%
   Coronado Industrial                            Anaheim                   CA             95,732                 100%
   East Anaheim Industrial                        Anaheim                   CA            106,232                 100%
   Benicia Industrial Park                        Benicia                   CA            156,800                 100%
   Springdale Commerce Center                     Santa Fe Springs          CA            144,000                  88%
   Burnham Industrial Warehouse                   Boca Raton                FL             71,168                 100%
   Gateway Two                                    Denver                    CO            135,792                 100%
   Gateway Three                                  Denver                    CO            121,189                 100%
   Gateway Seven                                  Denver                    CO            156,720                  89%
   Gateway Nine                                   Denver                    CO            147,723                 100%
   Gateway Ten                                    Denver                    CO            129,000                 100%
   Airport Perimeter Business Park                College Park              GA            120,986                  77%
   Atlantic Industrial                            Norcross                  GA            102,295                  75%
   Bonnie Lane Business Center                    Elk Grove Village         IL            119,590                 100%
   Navistar International Transportation Corp.    W. Chicago                IL            474,426                 100%
   Glenn Avenue Business Center                   Wheeling                  IL             82,000                 100%
   Wood Dale Business Center                      Wood Dale                 IL             89,718                  59%
   Park 100 - Building 46                         Indianapolis              IN            102,400                 100%
   J.I. Case Equipment Corp.                      Kansas City               KS            199,750                 100%
   Forest Street Business Center                  Malborough                MA             32,500                 100%
   Southworth-Milton                              Milford                   MA            146,125                 100%
   Flanders Industrial Park                       Westborough               MA            105,500                 100%
   Navistar International Transportation Corp.    Baltimore                 MD            274,000                 100%
   Eatontown Industrial                           Eatontown                 NJ             36,800                 100%
   Cottontaile Distr Ctr                          Franklin Township         NJ            229,352                 100%
   Jencraft Industrial                            Totowa                    NJ            120,943                 100%
   J.I. Case Equipment Corp.                      Memphis                   TN            205,594                 100%
   Pinewood Industrial                            Arlington                 TX             46,060                   0%
   Mercantile I                                   Dallas                    TX            236,092                 100%
   Quaker Industrial                              Dallas                    TX             42,083                 100%
   Sea Tac II                                     Seattle                   WA             41,657                 100%
                                                                                 =================   ==================
     Total Square Footage/Average % Occupied                                            4,265,126                  96%
                                                                                 =================   ==================
     Total Number of Properties:  32

RETAIL

   Park Center                                    Santa Ana                 CA             73,500                  98%
   Sonora Plaza                                   Sonora                    CA            162,126                  85%
   Piedmont Plaza                                 Apopka                    FL            151,000                  97%

                                      GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------

RETAIL (continued)

   River Run Shopping Center                      Miramar                   FL             92,787                  94%
   Westwood Plaza                                 Tampa                     FL             99,304                  96%
   Shannon Crossing                               Atlanta                   GA             74,549                  92%
   Westbrook Commons                              Westchester               IL            132,190                  97%
   Broad Ripple Retail Centre                     Indianapolis              IN             37,540                  96%
   Cross Creek Retail Centre                      Indianapolis              IN             76,908                  91%
   Geist Retail Centre                            Indianapolis              IN             72,348                  93%
   Woodfield Centre                               Indianapolis              IN             58,171                  93%
   Goshen Plaza                                   Gaithersburg              MD             45,546                  88%
   Auburn North Shopping Center                   Auburn                    WA            158,596                  94%
                                                                                 =================   ==================
     Total Square Footage/Average % Occupied                                            1,234,565                  93%
                                                                                 =================   ==================
     Total Number of Properties:  13

MULTIFAMILY PORTFOLIO                                                                  # OF UNITS               % OCC.

   Overlook Apartments                            Scottsdale                AZ                224                  92%
   Aspen Ridge                                    Colorado Springs          CO                196                  93%
   Stone Ridge at Vinings                         Atlanta                   GA                440                  83%
   Woodmere Trace                                 Duluth                    GA                220                 100%
   Cross Creek Apartments                         Indianapolis              IN                208                  97%
   Harcourt Club Apartments                       Indianapolis              IN                148                  96%
   Island Club Apartments                         Indianapolis              IN                314                  91%
   Arrowood Crossing I & II                       Charlotte                 NC                200                  97%
   Sharonridge I & II                             Charlotte                 NC                 75                  91%
   The Chase (Commonwealth)                       Charlotte                 NC                132                  86%
   The Courtyard                                  Charlotte                 NC                 55                  85%
   The Landing on Farmhurst                       Charlotte                 NC                125                  97%
   Wendover Glen                                  Charlotte                 NC                 96                  94%
   The Chase (Monroe)                             Monroe                    NC                120                  99%
   Willow Glen                                    Monroe                    NC                120                  96%
   Sabal Point I, II & III                        Pineville                 NC                374                  95%
   The Oaks                                       Raleigh                   NC                 88                  92%
   Sahara Gardens                                 Las Vegas                 NV                312                  95%
   Villas de Mission                              Las Vegas                 NV                226                  97%
   Players Club of Brentwood                      Nashville                 TN                258                  94%
   Hunter's Chase                                 Austin                    TX                424                  96%
   Hunterwood                                     Austin                    TX                160                  99%
   Longspur                                       Austin                    TX                252                  94%
   Silver Vale Crossing                           Austin                    TX                336                  96%
   Walnut Creek Crossing Apartments               Austin                    TX                280                  94%
   Wind River Crossing                            Austin                    TX                352                  97%
   Bear Creek Crossing                            Houston                   TX                200                  98%
   Cypress Creek Apartments                       Houston                   TX                256                  97%
   North Park Crossing                            Houston                   TX                336                  96%
   Willow Brook Crossing                          Houston                   TX                208                 100%
   Park at Woodlake                               Houston                   TX                564                  90%
   Jefferson Creek                                Irving                    TX                300                  94%
   Jefferson Place                                Irving                    TX                424                  93%
   La Costa                                       Plano                     TX                462                  94%
   Bandera Crossing                               San Antonio               TX                204                  98%

                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST         # OF UNITS               % OCC.
-----------------------------------------------------------------------------------------------------------------------
MULTIFAMILY PORTFOLIO (continued)

   The Hollows                                    San Antonio               TX                432                  91%
   Vista Crossing                                 San Antonio               TX                232                  91%
                                                                                 -----------------   ------------------
     Total Units/Average % Occupied                                                         9,353                  94%
                                                                                 =================   ==================
     Total Number of Properties:  37


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                  ADDITIONS AND DELETIONS TO PORFOLIOS DURING PERIOD
                                                  September 30, 1998

------------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET              DATE
------------------------------------------------------------------------------------------------------------------------

ADDITIONS:

OFFICE PORTFOLIO
   One Gateway Center                             Aurora                    CO             80,049            7/7/98
   Executive Place                                Franklin                  NJ             85,765           8/13/98
                                                                                 -----------------
       TOTALS                                                                             165,814
       Total Number of Properties:  2

OFFICE/FLEX PORTFOLIO
   Gateway One                                    Aurora                    CO             72,000            7/7/98
   Gateway Four                                   Aurora                    CO            100,000            7/7/98
   Gateway Six                                    Aurora                    CO            107,200            7/7/98
   Gateway Eight                                  Aurora                    CO             79,112            7/7/98
                                                                                 -----------------
       TOTALS                                                                             358,312
       Total Number of Properties:  4

INDUSTRIAL PORTFOLIO
   Gateway Two                                    Aurora                    CO            135,792            7/7/98
   Gateway Three                                  Aurora                    CO            121,189            7/7/98
   Gateway Seven                                  Aurora                    CO            156,720            7/7/98
   Gateway Nine                                   Aurora                    CO            147,723            7/7/98
   Gateway Ten                                    Aurora                    CO            129,000            7/7/98
                                                                                 -----------------
       TOTALS                                                                             690,424
       Total Number of Properties:  5


DELETIONS:

OFFICE/FLEX
   Atlantic Industrial (1)                        Norcross                  GA             85,548           8/21/98


(1) One building totaling 85,548 square feet at Atlantic Industrial was sold.
    The remaining 102,295 square feet is included in the real estate portfolio.



                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                         QUARTERLY RECAP OF ACQUISITIONS AND DISPOSITIONS
                                                        September 30, 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                              ACQUISITION                NUMBER OF
PORTFOLIO/PROPERTY                               COST                    PROPERTIES                SQ. FEET              DATE
-----------------------------------------------------------------------------------------------------------------------------------

Gateway Park                            $      54,900,000                    10                   1,128,785             7/7/98
Executive Place                                12,400,000                     1                      85,765            8/13/98
                                        ------------------------   -----------------------    -------------------
                                        $      67,300,000                    11                   1,214,550




-----------------------------------------------------------------------------------------------------------------------------------
                                                 SALES                   NUMBER OF
PORTFOLIO/PROPERTY                               PRICE                   PROPERTIES                SQ. FEET              DATE
-----------------------------------------------------------------------------------------------------------------------------------

Atlantic Industrial                     $       1,700,000                   (1)                      85,548            8/21/98

(1) One building at Atlantic Industrial was sold on 8/21/98.  The remaining 102,295 square feet is included in the real estate portfolio.


                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                                           DEBT SUMMARY
                                                        SEPTEMBER 30, 1998

                                                                                                                      Maturity
                                                                                                                        From
                                                             Debt       Interest      Interest         Maturity        9/30/98
Loan Type                                                 Balance           Rate        Type             Date          (Years)
-----------------------------------------------------------------------------------------------------------------------------------
UNSECURED DEBT
   Bridge Loan                                        147,710,269         6.930%    LIBOR +1.30%       12/31/98           0.25
   Line of Credit                                     145,139,407         6.840%    LIBOR +1.25%       12/22/00           2.23
   Senior Unsecured Notes                             150,000,000         7.625%       Fixed            3/15/05           6.46

SECURED DEBT
Cross Collateralized Loans
   Secured by Fifteen Properties                      115,285,829         6.750%      Variable         12/20/99           1.22
   Secured by Three Properties                         53,676,258         6.750%       Fixed             9/1/00           1.92
   Secured by Nine  properties                         19,203,413         7.570%       Fixed             1/1/06           7.25
   Secured by Ten Properties                           59,127,554         7.500%       Fixed            10/1/22          24.00
   Secured by Two Properties                            6,456,779         7.250%       Fixed            11/1/27          29.09
   Secured by Four Properties                          14,363,798         7.570%       Fixed            5/10/07           8.61
   Secured by Three Properties                         15,750,530         6.950%       Fixed             7/1/08           9.75

Individually Secured Mortgages
   Office                                               2,071,985         8.180%      Variable          10/1/00           2.00
   Office                                               3,027,532         8.560%       Fixed            10/1/01           3.00
   Office                                               4,316,738         7.875%       Fixed            11/1/02           4.09
   Office                                              10,244,875         8.140%       Fixed            10/1/03           5.00
   Office                                              19,522,521         7.590%       Fixed           12/31/03           5.25
   Office                                              18,979,212         7.500%       Fixed             1/1/04           5.25
   Office                                               2,566,883         7.600%       Fixed            10/1/04           6.00
   Office                                              21,510,360         7.250%       Fixed            1/31/05           6.33
   Office                                               4,448,450         8.870%       Fixed             9/1/05           6.92
   Office                                                 817,967         8.000%       Fixed             9/1/05           6.92
   Office                                              21,117,277         7.520%       Fixed            12/1/05           7.17
   Office                                               2,000,000         8.500%      Variable          6/24/99           0.73

   Office/Flex                                          1,442,000         7.500%       Fixed           12/31/98           0.25
   Office/Flex                                          1,278,000         7.500%       Fixed           12/31/98           0.25
   Office/Flex                                          1,383,508         9.250%       Fixed            12/1/00           2.17
   Office/Flex                                          3,324,842         9.250%       Fixed             7/1/01           2.75
   Office/Flex                                          2,822,029         8.125%       Fixed             6/1/07           8.67
   Office/Flex                                            805,096         8.375%       Fixed            10/1/10          12.00
   Office/Flex                                            718,147         7.411%      Variable           5/1/17          18.59
   Office/Flex                                          2,425,990         7.750%       Fixed             8/1/06           7.84

   Industrial                                          10,214,665         8.050%       Fixed            4/10/04           5.53
   Industrial                                           3,904,447         8.250%       Fixed            11/1/06           8.09
   Industrial                                           4,788,021         6.950%       Fixed             7/1/08           9.75

   Retail                                               4,916,466         8.480%       Fixed           11/30/05           7.17
   Retail                                               5,033,475         8.470%       Fixed             1/1/07           8.25
   Retail                                               4,381,699         8.820%       Fixed             2/1/07           8.34

   Hotel                                                4,307,039         8.000%       Fixed             1/1/06           7.25

   Multifamily                                          3,810,032         7.835%       Fixed             9/1/05           6.92
   Multifamily                                         12,129,898         7.835%       Fixed             9/1/05           6.92
   Multifamily                                          6,303,862         7.835%       Fixed            10/1/05           7.00
   Multifamily                                          7,131,570         7.500%       Fixed             3/1/21          22.42
   Multifamily                                          3,173,221         7.600%       Fixed            12/1/30          32.17
   Multifamily                                          3,114,767         7.600%       Fixed            12/1/30          32.17
   Multifamily                                          2,484,249         7.600%       Fixed            12/1/30          32.17
   Multifamily                                          2,382,223         7.500%       Fixed             5/1/21          22.59
   Multifamily                                          2,297,376         7.600%       Fixed            12/1/30          32.17
   Multifamily                                          1,586,610         7.600%       Fixed            12/1/30          32.17
   Multifamily                                          1,015,757         7.850%       Fixed            12/1/30          32.17
   Multifamily                                            731,356         7.850%       Fixed            12/1/30          32.17
                                                  ---------------- --------------                                  ----------------

Total Debt/Weighted Interest Rate & Maturity         $935,243,982         7.250%                                          5.79


                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                                           DEBT SUMMARY
                                                        SEPTEMBER 30, 1998

                                                                                      Relative                     Weighted
                                                           Total                     Percentage                    Average
Debt Type                                                 Amount                     Of All Debt                     Rate
----------------------------------------------    ------------------------   ----------------------------   -----------------------

All Debt                                           $     935,243,982                   100.00%                      7.25%

Debt Summarized by Rate:
All Floating Rate Debt                                    412,925,637                   44.15%                      6.86%
   Floating Rate Debt Capped                              116,003,976                   12.40%                      6.75%
   Floating Rate Debt Not Capped                          296,921,661                   31.76%                      6.91%

All Fixed Rate Debt                                       522,318,345                   55.85%                      7.56%


Debt Summarized by Loan Type:
Total Unsecured Debt                                      442,849,676                   47.35%                      7.14%

Total Secured Debt                                        492,394,306                   52.65%                      7.35%



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                               September 30, 1998

            For the Period:                                            1997
                                       -----------------------------------------------------------------------
                                                                                                    Year
                                           1st Qtr     2nd Qtr        3rd Qtr       4th Qtr        To Date
--------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
--------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests    $  2,594,000$   4,639,000 $    4,958,000$    9,139,000 $   21,330,000
Plus:
  Depreciation and amortization            1,537,000    2,507,000      4,823,000     6,006,000     14,873,000
  Adjustment to reflect FFO of               623,000      248,000      (776,000)     1,205,000      1,300,000
  Associated Companies
  Prepayment penalty on mortgage loan              -            -         75,000             -         75,000
    payoff
  Net loss on sale of marketable                   -            -              -             -              -
    securities
Less:
  (Net gain) reduction in prior period             -    (570,000)         15,000     (284,000)      (839,000)
    gain on sales of rental properties
  Gain on collection of note receivable    (154,000)    (498,000)              -             -      (652,000)
  Preferred stock dividend

Funds from operations (FFO) (1)            4,600,000    6,326,000      9,095,000    16,066,000     36,087,000

Plus:
  Amortization of deferred financing          64,000       64,000         46,000        47,000        221,000
  fees
Less:
  Capital reserve in excess of               110,000      220,000        204,000       748,000      1,282,000
  expenditures
  Capital expenditures (incl. T.I.'s &       421,000      541,000        853,000       876,000      2,691,000
  comm.)
Cash available for distribution (CAD)(1)$  4,133,000$   5,629,000 $    8,084,000$   14,489,000 $   32,335,000

Cash flows from
  Operating Activities                       724,000    7,849,000      8,739,000     6,766,000     24,078,000
  Investing Activities                     (990,000) (12,309,000)  (248,921,000) (196,241,000)  (569,242,000)

  Financing Activities                    41,514,000   75,990,000    239,600,000   191,775,000    548,879,000

Ratio of earnings to fixed charges (1)          2.64         3.08           2.89          3.81           3.21
Ratio of earnings to fixed charges &            2.64         3.08           2.89          3.81           3.21
  preferred dividends (1)

Cumulative capital reserves in excess         56,000      276,000        480,000     1,228,000      1,228,000
  of expenditures

--------------------------------------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------------------------------------

EBIDA (including G & A expenses)
  Combined total                        $  5,550,000$   8,304,000 $   12,413,000$   18,114,000 $   44,381,000
  Compounded growth from same period           86.7%       181.0%         274.1%        260.3%         210.9%
    prior year

Net Operating Income (NOI)-Property
  Level (2)
  Same property                         $  4,564,728$   3,632,098$     7,174,550$    7,624,409 $   22,995,785
  Growth from same period prior year            7.0%         5.4%           3.1%          9.0%           6.2%

Tenant retention % (commercial                 80.2%        38.8%          55.6%         50.7%          52.9%
  portfolio)

Net Income excluding extraordinary         2,363,000    4,241,000      4,898,000     8,709,000     20,211,000
  items

Net Income including extraordinary         2,363,000    4,241,000      4,898,000     7,866,000     19,368,000
  items

-------------------------------------------------------------------------------------------------------------
(1) Please see the Glossary of Terms for a definition and other related disclosure.
(2) Reflects the performance of 53 of the 186 properties in the current portfolio and excludes hotels from the same store



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                               September 30, 1998

            For the Period:                                               1998
                                         --------------------------------------------------------------------
                                                                                                   Year
                                            1st Qtr       2nd Qtr        3rd Qtr     4th Qtr      To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
-------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests    $   12,891,000 $  14,517,000 $   11,145,000           $   38,553,000

Plus:
  Depreciation and amortization             10,009,000    10,934,000     14,309,000               35,252,000
  Adjustment to reflect FFO of                 210,000       173,000      1,163,000                1,546,000
  Associated Companies
  Prepayment penalty on mortgage loan                -             -              -                        -
    payoff
  Net loss on sale of marketable                     -             -         12,000                   12,000
    securities
Less:
  (Net gain) reduction in prior period     (1,446,000)     (693,000)        238,000              (1,901,000)
    gain on sales of rental properties
  Gain on collection of note receivable                                                                    -
  Preferred stock dividend                 (3,910,000)   (5,570,000)    (5,570,000)             (15,050,000)

Funds from operations (FFO) (1)            17,754,000     19,361,000     21,297,000               58,412,000
Plus:
  Amortization of deferred financing           418,000       174,000        406,000                  998,000
    fees
Less:
  Capital reserve in excess of               1,088,000       330,000         69,000                1,487,000
  expenditures
  Capital expenditures (incl. T.I.'s         1,122,000     2,870,000      3,789,000                7,781,000
    & comm.)
Cash available for distribution (CAD)(1)$   15,962,000 $  16,335,000 $   17,845,000           $   50,142,000

Cash flows from
  Operating Activities                      15,327,000    17,327,000     34,023,000               66,677,000
  Investing Activities                   (383,526,000) (185,908,000)   (64,432,000)            (633,866,000)
  Financing Activities                     369,795,000   195,000,000      4,705,000              569,500,000

Ratio of earnings to fixed charges (1)            2.41          2.46           1.60                     2.03
Ratio of earnings to fixed charges &              1.69          1.57           1.21                     1.44
  preferred dividends (1)
Cumulative capital reserves in excess        2,316,000     2,646,000      2,715,000                2,715,000
  of expenditures

-------------------------------------------------------------------------------------------------------------
OTHER INFORMATION
-------------------------------------------------------------------------------------------------------------

EBIDA (including G & A expenses)
  Combined total                        $   30,599,000 $  34,465,000 $   42,617,000           $  107,681,000
  Compounded growth from same period            451.3%        315.0%         243.3%                   309.9%
    prior year

Net Operating Income (NOI)-Property
  Level (2)
  Same property                         $    4,779,000 $   3,933,000  $   7,571,000           $   16,283,000
  Growth from same period prior year              4.7%          8.3%           5.5%                     6.2%

Tenant retention % (commercial                   64.1%         63.6%          45.5%                    58.7%
  portfolio)

Net Income excluding extraordinary          12,213,000    13,921,000     10,510,000               36,644,000
  items

Net Income including extraordinary          12,213,000    13,921,000     10,510,000               36,644,000
  items

------------------------------------------------------------------------------------------------------------
(1) Please see the Glossary of Terms for a definition and other related disclosure.
(2) Reflects the performance of 53 of the 186 properties in the current portfolio and excludes hotels from the same store calculation.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                               September 30, 1998

           For the Period:                                            1997
                                      -----------------------------------------------------------------------
                                                                                                        Year
                                            1st Qtr      2nd Qtr       3rd Qtr        4th Qtr        To Date
--------------------------------------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------------------------------------
Basic weighted average shares            10,089,331   13,188,504    19,395,779     29,033,945     17,982,817
  outstanding for EPS
Diluted wtd avg shares outstanding       10,256,129   13,432,442    21,132,947     31,450,823     19,517,543
  for EPS
Diluted wtd avg shares for               10,935,951   14,466,852    21,194,507     31,512,511     19,688,489
  calculation of FFO and CAD
Diluted CAD per share                  $       0.38 $       0.39 $        0.38 $         0.46 $         1.64
Basic net income per share before      $       0.23 $       0.32 $        0.25 $         0.30 $         1.12
  extraordinary items available to
  common shareholders (1)
Diluted net income per share before    $       0.23 $       0.32 $        0.24 $         0.29 $         1.09
  extraordinary items available to
  common shareholders(1)

FFO multiplier (Price/FFO)                    11.90        14.35         16.10          14.52          16.19
Debt coverage ratio                            3.27         3.43          4.40           4.78           4.14
Interest coverage ratio                        3.68         3.84          4.83           5.65           4.70

Total dividends (common shares & OP    $  4,541,123 $  6,862,723 $  10,690,156 $   14,243,319 $   36,337,321
  units)
Dividend per share                     $       0.32 $       0.32 $        0.32 $         0.42 $         1.38
Dividend payout ratio (CAD)                   84.2%        82.1%         84.2%          91.3%          84.1%

Total Preferred Dividends
Preferred Dividends per share

Total notes and mortgages payable        59,007,256  152,681,076   257,444,753    228,298,813    228,298,813

Preferred Stock at Par Value

Total market capitalization  (2)        335,120,716  511,004,053   869,525,089  1,232,961,514  1,232,961,514
Percent increase from same period              175%         319%          491%           379%           379%
  prior year

Debt/Total market capitalization              17.6%        29.9%         29.6%          18.5%          18.5%

Preferred shares outstanding (at end              -            -             -              -              -
  of period)
Price per share on last trading day               -            -             -              -              -

Common shares outstanding (at end of     13,161,553   13,194,692    20,174,692     31,547,256     31,547,256
  period)
Common shares and OP Units               13,805,673   14,191,009    22,106,739     33,912,665     33,912,665
  outstanding (at end of period)
Fully converted common shares and OP     13,805,673   14,191,009    22,106,739     33,912,665     33,912,665
  units (at end of period) (3)
Price per share on last trading day    $      20.00 $      25.25 $       27.69 $        29.63 $        29.63

--------------------------------------------------------------------------------------------------------------
(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore; the sum of the quarterly income per share data may not equal the net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 8,757,234 shares of common stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                               September 30, 1998

           For the Period:                                                1998
                                        ----------------------------------------------------------------------
                                                                                                         Year
                                              1st Qtr        2nd Qtr        3rd Qtr    4th Qtr        To Date
--------------------------------------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------------------------------------
Basic weighted average shares              31,548,706     31,648,041     31,703,963                31,634,138
  outstanding for EPS
Diluted wtd avg shares outstanding         34,372,364     34,868,905     36,261,228                35,114,838
  for EPS
Diluted wtd avg shares for                 34,372,364     34,868,905     36,261,228                35,114,838
calculation of FFO and CAD
Diluted CAD per share                  $         0.46 $         0.47 $         0.49            $         1.43
Basic net income per share before      $         0.26 $         0.26 $         0.16            $         0.68
  extraordinary items available to
  common shareholders (1)
Diluted net income per share before    $         0.26 $         0.26 $         0.15            $         0.67
  extraordinary items available to
  common shareholders(1)

FFO multiplier (Price/FFO)                      14.00          11.77           9.00                      9.00
Debt coverage ratio                              3.24           3.26           2.28                      2.78
Interest coverage ratio                          3.51           3.62           2.56                      3.08

Total dividends (common shares & OP    $   14,245,996 $   14,587,375 $   15,107,831            $   43,941,202
  units)
Dividend per share                     $         0.42 $         0.42 $         0.42            $         1.26
Dividend payout ratio (CAD)                     91.3%          89.4%          85.7%                     88.1%

Total Preferred Dividends              $    3,910,000 $    5,570,000 $    5,570,000            $   15,050,000
Preferred Dividends per share                    0.34(4)        0.48           0.48                      1.30

Total notes and mortgages payable         442,415,005     868,406,026   935,243,982               935,243,982

Preferred Stock at Par Value              287,500,000    287,500,000    287,500,000               287,500,000

Total market capitalization  (2)        1,717,807,016  2,092,990,733  1,987,128,263             1,987,128,263
Percent increase from same period                413%           310%           129%                      129%
  prior year

Debt/Total market capitalization                25.8%          41.5%          47.1%                     47.1%

Preferred shares outstanding (at end       11,500,000     11,500,000     11,500,000                11,500,000
  of period)
Price per share on last trading day    $        26.13 $        24.38 $        20.38            $        20.38

Common shares outstanding (at end of       31,549,756     31,685,322     31,737,286                31,737,286
  period)
Common shares and OP Units                 33,919,039     35,529,278     35,971,025                35,971,025
  outstanding (at end of period)
Fully converted common shares and OP       42,676,273     44,286,512     44,728,259                44,728,259
  units (at end of period) (3)
Price per share on last trading day    $        29.13 $        26.38 $        21.25            $        21.25

--------------------------------------------------------------------------------------------------------------
(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore, the sum of the quarterly income per share data may not equal the net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 8,757,234 shares of common stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                               September 30, 1998

            For the Period:                                              1997
                                       ----------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)
-------------------------------------------------------------------------------------------------------------
  Same-Property (2)
   Revenue                               $  2,342,654  $  2,371,488  $ 5,960,948   $ 6,109,519  $ 16,784,609
   Operating expenses                       1,082,311     1,111,476    2,600,440     2,588,842     7,383,069
   NOI                                      1,260,343     1,260,012    3,360,508     3,520,678     9,401,541
   Growth from same period prior year            9.0%         -4.3%         7.2%          9.4%          7.0%

  Combined Total
   Revenue                               $  2,342,654  $  4,268,632  $ 7,597,307   $10,862,358  $ 25,070,951
   Operating expenses                       1,082,311     1,939,135    2,960,056     4,004,799     9,986,301
   NOI                                      1,260,343     2,329,497    4,637,251     6,857,559    15,084,650
   Growth from same period prior year(3)       548.9%        948.1%       646.8%        485.6%        583.1%

   Capital expenditures (excludes TI &   $     19,663  $     51,787  $   188,196   $    51,995  $    311,641
     CLC)
   Weighted average leaseable sq ft           642,323     1,088,395    1,754,151     2,495,818     1,495,172
   Capital expenditures per leaseable            0.03          0.05         0.11          0.02          0.21
     sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
-------------------------------------------------------------------------------------------------------------

  Same-Property (2)
   Physical occupancy                           93.4%         92.0%        95.1%         94.8%         94.8%
   Economic occupancy                           90.0%         89.5%        90.3%         93.0%         93.0%

   Average effective rent per occupied          13.68         14.28        14.92         14.71         14.71
     sq ft
   Increase from same period prior year          3.9%          7.9%         4.8%          9.6%          9.6%

   Revenue per occupied sq ft                   15.61         16.05        17.32         17.77         17.77
   Increase from same period prior year          3.1%          6.3%         2.4%          9.9%          9.9%

  Combined Total
   Physical occupancy                           93.4%         93.4%        95.2%         93.1%         93.1%
   Economic occupancy                           90.0%         92.8%        91.7%         92.9%         92.9%

   Average effective rent per occupied          13.68         13.75        15.88         15.81         15.81
     sq ft
   Increase from same period prior year          4.6%          6.2%        20.5%         16.1%         16.1%

   Revenue per occupied sq ft                   15.61         16.67        18.47         18.15         18.15
   Increase from same period prior year         13.5%         22.5%        21.8%         18.0%         18.0%

-------------------------------------------------------------------------------------------------------------
(1)  Numbers exclude corporate headquarter building.
(2)  Reflects performance of 18 of the 55 properties in the current portfolio.
(3)  Reflects acquisition activity.
(4)  Average effective rent has trended downward as a result of recent acquisitions.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                               September 30, 1998

            For the Period:                                              1997
                                         -------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)
-------------------------------------------------------------------------------------------------------------
  Same-Property (2)
   Revenue                               $  2,584,425  $  2,541,816  $ 6,521,473                $ 11,647,714
   Operating expenses                       1,130,202     1,154,046    2,926,755                   5,211,003
   NOI                                      1,454,223     1,387,770    3,594,718                   6,436,711
   Growth from same period prior year           15.4%         10.1%         7.0%                       10.8%

  Combined Total
   Revenue                               $ 25,818,923  $ 29,635,839  $30,712,868                $ 86,167,630
   Operating expenses                       9,482,761    10,889,688   12,122,361                  32,494,810
   NOI                                     16,336,162    18,746,151   18,590,507                  53,672,820
   Growth from same period prior year(3)      1196.2%        704.7%       300.9%                      552.4%

   Capital expenditures (excludes TI &   $    198,608  $    259,273  $   583,973                $  1,041,854
     CLC)
   Weighted average leaseable sq ft         5,686,523     6,482,993    6,880,581                   6,350,033
   Capital expenditures per leaseable            0.03          0.04         0.08                        0.16
     sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
-------------------------------------------------------------------------------------------------------------

  Same-Property (2)
   Physical occupancy                           93.1%         93.4%        95.4%                       95.4%
   Economic occupancy                           89.9%         89.5%        92.2%                       92.2%

   Average effective rent per occupied          14.60         14.56        14.94                       14.94
     sq ft
   Increase from same period prior year          6.8%          2.0%         0.1%                        0.1%

   Revenue per occupied sq ft                   17.28         16.93        18.86                       18.86
   Increase from same period prior year         10.7%          5.5%         8.9%                        8.9%

  Combined Total
   Physical occupancy                           95.7%         94.9%        93.8%                       93.8%
   Economic occupancy                           93.3%         93.5%        93.4%                       93.4%

   Average effective rent per occupied          14.77         15.68        15.68                       15.68
     sq ft
   Increase from same period prior year          8.0%         14.0%        -1.2%(4)                    -1.2%

   Revenue per occupied sq ft                   18.69         19.27        19.03                       19.03
   Increase from same period prior year         19.7%         15.6%         3.0%                        3.0%

------------------------------------------------------------------------------------------------------------
(1)  Numbers exclude corporate headquarter building.
(2)  Reflects performance of 18 of the 55 properties in the current portfolio.
(3)  Reflects acquisition activity.
(4)  Average effective rent has trended downward as a result of recent acquisitions.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                               September 30, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
--------------------------------------------------------------------------------------------------------------
Square footage leased                           8,505       12,272        14,786        22,684       58,247
Rental dollars                          $     181,092  $   226,705  $    254,294  $    412,845  $ 1,074,936
Average base rent per sq ft                     21.29        18.47         17.20         18.20        18.45

Concessions (2)                                10,086            -         6,982         8,128       25,196
Concessions per sq ft leased                     1.19            -          0.47          0.36         0.43

Tenant improvements (TI) committed             53,680       75,700        94,316       119,422      343,118
TI committed per sq ft leased                    6.31         6.17          6.38          5.26         5.89
TI spent                                       57,688       77,223        47,430       152,172      334,513

Capitalized leasing commissions (CLC)          18,499       20,475        48,819        77,204      164,997
  committed
CLC committed per sq ft leased                   2.18         1.67          3.30          3.40         2.83
CLC spent                                      37,133       26,029        34,423        84,013      181,599
CLC and TI committed per sq ft leased            8.49         7.84          9.68          8.67         8.72

--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
--------------------------------------------------------------------------------------------------------------

Tenant Retention                                  71%          36%           78%           65%          65%
Square footage leased                          22,570       15,144        32,603        45,790      116,107
Rental dollars                          $     350,087  $   229,914  $    547,472  $    864,156  $ 1,991,629
Average base rent                               15.51        15.18         16.79         18.87        17.15
Increase in effective rents from                36.2%        12.8%          5.9%         16.5%        17.9%
  renewals

Concessions (2)                                     -          650             -         9,295        9,945
Concessions per sq ft leased                        -         0.04             -          0.20         0.09

Tenant improvements (TI) committed             64,036       35,168       126,192       159,169      384,565
TI committed per sq ft leased                    2.84         2.32          3.87          3.48         3.31
TI spent                                       40,125       18,759       147,769       105,999      312,652

Capitalized leasing commissions (CLC)           9,357        6,661         6,987        58,061       81,066
  committed
CLC committed per sq ft leased                   0.41         0.44          0.21          1.27         0.70
CLC spent                                       9,230        8,214         6,730       (3,400)(3)    20,774
CLC and TI committed per sq ft leased            3.25         2.76          4.08          4.74         4.01

--------------------------------------------------------------------------------------------------------------
(1)  Numbers exclude Corporate headquarter building.
(2)  Quarterly concessions restated to reflect consistent methodology.
(3)  Reflects reversal of prior quarter leasing commission.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                               September 30, 1998

            For the Period:                                             1998
                                          -----------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
-----------------------------------------------------------------------------------------------------------
Square footage leased                         31,839       34,380        61,126                    127,345
Rental dollars                          $    605,370  $   649,340  $  1,182,910                $ 2,437,620
Average base rent per sq ft                    19.01        18.89         19.35                      19.14


Concessions (2)                                    -       17,195             -                     17,195
Concessions per sq ft leased                       -         0.50             -                       0.14

Tenant improvements (TI) committed           283,512      219,172       487,621                    990,305
TI committed per sq ft leased                   8.90         6.37          7.98                       7.78
TI spent                                     169,226      708,606       225,229                  1,103,061

Capitalized leasing commissions (CLC)        108,223       94,647       264,844                    467,714
  committed
CLC committed per sq ft leased                  3.40         2.75          4.33                       3.67
CLC spent                                     73,867      192,606       119,100                    385,573
CLC and TI committed per sq ft leased          12.30         9.13         12.31                      11.45

-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1
-----------------------------------------------------------------------------------------------------------

Tenant Retention                                 67%          80%           57%                      69.7%
Square footage leased                         47,942      141,359        84,451                    273,752
Rental dollars                          $    828,478  $ 2,458,601  $  1,590,742                $ 4,877,821
Average base rent                              17.28        17.39         18.84                      17.82
Increase in effective rents from                9.7%        24.3%         33.3%                      22.4%
  renewals

Concessions (2)                                4,686            -         5,394                     10,080
Concessions per sq ft leased                    0.10            -          0.06                       0.04

Tenant improvements (TI) committed           123,290      617,865       302,318                  1,043,473
TI committed per sq ft leased                   2.57         4.37          3.58                       3.81
TI spent                                      90,454      349,372       198,206                    638,032

Capitalized leasing commissions (CLC)         35,179      230,093        61,732                    327,004
  committed
CLC committed per sq ft leased                  0.73         1.63          0.73                       1.19
CLC spent                                     18,659      144,300        74,289                    237,248
CLC and TI committed per sq ft leased           3.30         6.00          4.31                       5.00

-----------------------------------------------------------------------------------------------------------
(1)  Numbers exclude Corporate headquarter building.
(2)  Quarterly concessions restated to reflect consistent methodology.
(3)  Reflects reversal of prior quarter leasing commission.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                               September 30, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
--------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
--------------------------------------------------------------------------------------------------------------
  Same-Property (1)
   Revenue                                    385,324      381,422     1,586,001     1,700,914    4,053,661
                                         $             $            $             $             $
   Operating expenses                         104,172      107,620       532,083       551,653    1,295,528
   NOI                                        281,152      273,802     1,053,918     1,149,261    2,758,133
   Growth from same period prior year           32.4%        32.6%        -41.3%        -35.8%        -5.5%

  Combined Total
   Revenue                                    385,324    1,429,963     2,417,606     6,121,363   10,354,256
                                         $             $            $             $             $
   Operating expenses                         104,172      398,932       765,416     1,793,850    3,062,370
   NOI                                        281,152    1,031,031     1,652,190     4,327,513    7,291,886
   Growth from same period prior year (2)      137.6%      1204.2%       4454.0%       1600.0%      1393.5%

   Capital expenditure (excludes TI &    $          -  $       498  $     16,804  $     21,713  $    39,015
     CLC)
   Weighted average leaseable sq ft           247,506      904,914     1,424,566     3,133,998    1,427,746
   Capital expenditures per leaseable            0.00         0.00          0.01          0.01         0.03
     sq ft

--------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
--------------------------------------------------------------------------------------------------------------

  Same-Property (1)
   Physical occupancy                           95.7%        93.5%         94.2%         93.6%        93.6%
   Economic occupancy                           95.7%        93.5%         92.4%         92.6%        92.6%

   Average effective rent per occupied           5.58         5.63          6.70          6.73         6.73
     sq ft
   Increase from same period prior year          9.3%        12.0%        -12.0%          9.7%         9.7%

   Revenue per occupied sq ft                    6.51         6.59          7.17          7.74         7.74
   Increase from same period prior year          4.9%        45.8%        -17.1%          5.7%         5.7%

  Combined Total
   Physical occupancy                           95.7%        86.5%         95.0%         91.3%        91.3%
   Economic occupancy                           95.7%        94.9%         92.4%         92.3%        92.3%

   Average effective rent per occupied           5.58         6.82          6.30          7.17         7.17
     sq ft
   Increase from same period prior year        -13.7%        21.8%          6.7%         30.5%        30.5%

   Revenue per occupied sq ft                    6.51         7.47          7.43          8.69         8.69
   Increase from same period prior year         -4.4%        33.5%         21.2%         31.5%        31.5%

--------------------------------------------------------------------------------------------------------------
(1) Reflects performance of 15 of the 49 properties.
(2) Reflects acquisition activity.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                               September 30, 1998

            For the Period:                                              1998
                                          -----------------------------------------------------------------
                                                                                                       Year
                                             1st Qtr       2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
------------------------------------------------------------------------------------------------------------
  Same-Property (1)
   Revenue                               $   391,142   $   394,584  $  1,593,043                $ 2,378,769
   Operating expenses                        121,748       130,429       588,988                    841,165
   NOI                                       269,394       264,155     1,004,055                  1,537,604
   Growth from same period prior year          -4.2%         -3.5%         -4.7%                      -4.1%

  Combined Total
   Revenue                               $ 8,578,557   $ 9,015,232  $  9,469,146                $27,062,935
   Operating expenses                      2,569,126     2,681,086     2,915,212                  8,165,424
   NOI                                     6,009,431     6,334,146     6,553,934                 18,897,511
   Growth from same period prior year(2)     2037.4%        514.4%        296.7%                     537.5%

   Capital expenditure (excludes TI &    $    39,005   $   118,497  $    344,245                $   501,747
     CLC)
   Weighted average leaseable sq ft        3,962,346     3,978,774     4,536,877                  4,159,332
   Capital expenditures per leaseable           0.01          0.03          0.08                       0.12
     sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
------------------------------------------------------------------------------------------------------------

  Same-Property (1)
   Physical occupancy                          91.8%         84.5%         90.9%                      90.9%
   Economic occupancy                          92.2%         81.6%         87.2%                      87.2%

   Average effective rent per occupied          6.20          5.96          6.81                       6.81
     sq ft
   Increase from same period prior year        11.0%          5.7%          1.5%                       1.5%

   Revenue per occupied sq ft                   6.88          7.55          7.47                       7.47
   Increase from same period prior year         5.8%         14.5%          4.1%                       4.1%

  Combined Total
   Physical occupancy                          93.2%         91.9%         92.0%                      92.0%
   Economic occupancy                          91.1%         89.6%         90.4%                      90.4%

   Average effective rent per occupied          7.43          7.48          7.40                       7.40
     sq ft
   Increase from same period prior year        33.2%          9.7%         17.5%                      17.5%

   Revenue per occupied sq ft                   9.37          9.70          9.06                       9.06
   Increase from same period prior year        43.9%         29.8%         22.0%                      22.0%

------------------------------------------------------------------------------------------------------------
(1) Reflects performance of 15 of the 49 properties.
(2) Reflects acquisition activity.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                               September 30, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
--------------------------------------------------------------------------------------------------------------
Square footage leased                               -        2,634         5,178        24,551       32,363
Rental dollars                               $      -  $    25,666  $     29,152  $    200,570  $   255,388
Average base rent per sq ft                         -         9.74          5.63          8.17         7.89

Concessions (1)                                     -            -         2,382         4,027        6,409
Concessions per sq ft leased                        -            -
                                                                            0.46          0.16         0.20

Tenant improvements (TI) committed                  -       52,000         2,076        39,310       93,386
TI committed per sq ft leased                       -        19.74          0.40          1.60         2.89
TI spent                                            -       58,829        95,755       171,051      325,635

Capitalized leasing commissions (CLC)               -        6,358         2,076        26,005       34,439
  committed
CLC committed per sq ft leased                      -         2.41          0.40          1.06         1.06
CLC spent                                       1,515        7,440        11,539        17,401       37,895
CLC and TI committed per sq ft leased               -        22.16          0.80          2.66         3.95

--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION:  RENEWAL/EXPANSION
--------------------------------------------------------------------------------------------------------------

Tenant Retention                                    -          73%           42%           45%          49%
Square footage leased                               -       18,000         8,257        80,038      106,295
Rental dollars                               $      -  $   119,578  $     57,403  $    551,681  $   728,662
Average base rent                                   -         6.64          6.95          6.89         6.86
Increase in effective rents from                    -        52.2%         23.6%         15.6%        22.9%
renewals

Concessions (1)                                     -            -             -        11,677       11,677
Concessions per sq ft leased                        -            -             -          0.09         0.07

Tenant improvements (TI) committed                  -        8,000        43,004        91,055      142,059
TI committed per sq ft leased                       -         0.44          5.21          1.14         1.34
TI spent                                            -            -         1,029        35,352       36,381

Capitalized leasing commissions (CLC)               -        5,359         9,174        14,151       28,684
  committed
CLC committed per sq ft leased                      -         0.30          1.11          0.18         0.27
CLC spent                                           -            -         4,549        13,491       18,040
CLC and TI committed per sq ft leased               -         0.74          6.32          1.31         1.61

--------------------------------------------------------------------------------------------------------------
(1) Quarterly concessions restated to reflect consistent methodology.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                               September 30, 1998

            For the Period:                                             1998
                                          -----------------------------------------------------------------
                                                                                                      Year
                                            1st Qtr       2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-----------------------------------------------------------------------------------------------------------
Square footage leased                        33,216       115,635        65,275                    214,126
Rental dollars                          $   320,823   $ 1,175,744  $    841,254                $ 2,337,821
Average base rent per sq ft                    9.66         10.17         12.89                      10.92

Concessions (1)                              15,618         4,432        18,217                     38,267
Concessions per sq ft leased                   0.47          0.04          0.28                       0.18

Tenant improvements (TI) committed          140,072       869,942       250,319                  1,260,333
TI committed per sq ft leased                  4.22          7.52          3.83                       5.89
TI spent                                     61,216       289,840       922,362                  1,273,418

Capitalized leasing commissions (CLC)        70,168       292,089       125,560                    487,817
  committed
CLC committed per sq ft leased                 2.11          2.53          1.92                       2.28
CLC spent                                    46,414       236,114       171,611                    454,139
CLC and TI committed per sq ft leased          6.33         10.05          5.75                       8.17

-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION:  RENEWAL/EXPANSION
-----------------------------------------------------------------------------------------------------------

Tenant Retention                                58%           60%           38%                        53%
Square footage leased                       120,102       228,825        80,316                    429,243
Rental dollars                          $   773,215   $ 1,674,685  $    733,186                $ 3,181,086
Average base rent                              6.44          7.32          9.13                       7.41
Increase in effective rents from              47.1%         21.1%         21.5%                      29.9%
  renewals

Concessions (1)                               1,047        23,784             -                     24,831
Concessions per sq ft leased                   0.01          0.10             -                       0.06

Tenant improvements (TI) committed           38,171       494,154        80,010                    612,335
TI committed per sq ft leased                  0.32          2.16          1.00                       1.43
TI spent                                     57,687       115,201        48,294                    221,182

Capitalized leasing commissions (CLC)        31,559       145,150        37,699                    214,408
  committed
CLC committed per sq ft leased                 0.26          0.63          0.47                       0.50
CLC spent                                    25,036       143,707        18,933                    187,676
CLC and TI committed per sq ft leased          0.58          2.79          1.47                       1.93

-----------------------------------------------------------------------------------------------------------
(1) Quarterly concessions restated to reflect consistent methodology.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                               September 30, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
--------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
--------------------------------------------------------------------------------------------------------------
  Same-Property (1)
   Revenue                               $  1,050,168  $ 1,077,035  $  1,406,933  $  1,563,660  $ 5,097,796
   Operating expenses                         175,205      174,781       273,704       299,294      922,984
   NOI                                        874,963      902,254     1,133,229     1,264,366    4,174,812
   Growth from same period prior year           10.7%         0.6%         -1.4%         -2.2%         1.7%

  Combined Total
   Revenue                               $  1,050,168  $ 1,390,927  $  1,797,234  $  3,082,351  $ 7,320,680
   Operating expenses                         175,205      249,393       358,614       676,169    1,459,381
   NOI                                        874,963    1,141,534     1,438,620     2,406,182    5,861,299
   Growth from same period prior year(2)        28.8%        54.2%         96.5%        176.4%        93.9%

   Capital expenditure (excludes TI &    $     54,415  $    11,334  $        440  $    111,761  $   177,951
     CLC)
   Weighted average leaseable sq ft         1,778,862    1,950,911     2,329,463     3,269,372    2,332,152
   Capital expenditures per leaseable            0.03         0.01          0.01          0.03         0.08
     sq ft

--------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
--------------------------------------------------------------------------------------------------------------

  Same-Property (1)
   Physical occupancy                           99.3%        99.3%         99.4%         99.4%        99.4%
   Economic occupancy                           98.4%        96.5%         96.6%         98.7%        98.7%

   Average effective rent per occupied           2.32         2.34          2.69          2.74         2.74
     sq ft
   Increase from same period prior year          8.0%         1.2%         -0.8%         -0.1%        -0.1%

   Revenue per occupied sq ft                    2.38         2.44          2.78          3.09         3.09
   Increase from same period prior year          7.7%         3.2%         -3.5%         -0.6%        -0.6%

  Combined Total (2)
   Physical occupancy                           99.3%        99.4%         98.9%         97.4%        97.4%
   Economic occupancy                           98.4%        97.2%         96.9%         97.6%        97.6%

   Average effective rent per occupied           2.32         2.74          3.29          3.36         3.36
     sq ft
   Increase from same period prior year          9.5%        19.9%         44.5%         39.5%        39.5%

   Revenue per occupied sq ft                    2.38         2.98          3.70          3.89         3.89
   Increase from same period prior year          9.3%        31.5%         57.8%         62.0%        62.0%

--------------------------------------------------------------------------------------------------------------
(1)  Reflects the performance of 11 of the 32 industrial properties in the current portfolio.
(2)  Reflects acquisition activity.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                               September 30, 1998

            For the Period:                                             1998
                                          -----------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS
-----------------------------------------------------------------------------------------------------------
  Same-Property (1)
   Revenue                              $  1,088,532  $ 1,134,429  $  1,523,990                $ 3,746,951
   Operating expenses                        174,295      203,122       328,467                    705,884
   NOI                                       914,237      931,307     1,195,523                  3,041,067
   Growth from same period prior year           4.5%         3.2%          5.5%                       4.4%

  Combined Total
   Revenue                              $  3,293,416  $ 3,478,946  $  4,665,760                $11,438,122
   Operating expenses                        799,898      850,802     1,119,123                  2,769,823
   NOI                                     2,493,518    2,628,144     3,546,637                  8,668,299
   Growth from same period prior year(2)      185.0%       130.2%        146.5%                     150.9%

   Capital expenditure (excludes TI &   $     10,239  $    34,349  $     60,006                $   104,594
     CLC)
   Weighted average leaseable sq ft        3,315,654    3,430,898     4,265,126                  3,670,559
   Capital expenditures per leaseable           0.00         0.01          0.01                       0.03
     sq ft

-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-----------------------------------------------------------------------------------------------------------

  Same-Property (1)
   Physical occupancy                          96.7%       100.0%         97.7%                      97.7%
   Economic occupancy                          97.5%        97.5%         98.5%                      98.5%

   Average effective rent per occupied          2.44         2.43          2.87                       2.87
     sq ft
   Increase from same period prior year         5.4%         4.0%          6.5%                       6.5%

   Revenue per occupied sq ft                   2.53         2.55          3.07                       3.07
   Increase from same period prior year         6.5%         4.6%         10.2%                      10.2%

  Combined Total (2)
   Physical occupancy                          96.1%        97.0%         96.0%                      96.0%
   Economic occupancy                          96.3%        95.5%         95.6%                      95.6%

   Average effective rent per occupied          3.35         3.46          3.92                       3.92
     sq ft
   Increase from same period prior year        44.7%        26.3%         19.0%                      19.0%

   Revenue per occupied sq ft                   4.08         4.14          4.56                       4.56
   Increase from same period prior year        71.5%        38.9%         23.2%                      23.2%

-----------------------------------------------------------------------------------------------------------
(1)  Reflects the performance of 11 of the 32 industrial properties in the current portfolio.
(2)  Reflects acquisition activity.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                               September 30, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
--------------------------------------------------------------------------------------------------------------
Square footage leased                               -       55,248             -        12,758       68,006
Rental dollars                           $          -  $   168,511  $          -  $     39,550  $   208,061
Average base rent per sq ft                         -         3.05             -          3.10         3.06

Concessions (1)                                     -       15,429             -             -       15,429
Concessions per sq ft leased                        -         0.28             -             -         0.23

Tenant improvements (TI) committed                  -       30,551             -         7,818       38,369
TI committed per sq ft leased                       -         0.55             -          0.61         0.56
TI spent                                        1,534        3,210        31,749         3,799       40,292

Capitalized leasing commissions (CLC)               -       50,518             -        11,864       62,382
  committed
CLC committed per sq ft leased                      -         0.91             -          0.93         0.92
CLC spent                                       8,469       26,298        24,813         6,657       66,237
CLC and TI committed per sq ft leased               -         1.47             -          1.54         3.01

--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
--------------------------------------------------------------------------------------------------------------

Tenant Retention                                 100%          31%           39%           48%          48%
Square footage leased                          41,372       36,999        14,832        36,846      130,049
Rental dollars                           $    142,971  $   108,576  $     45,979  $    179,560  $   477,086
Average base rent                                3.46         2.93          3.10          4.87         3.67
Increase in effective rents from                14.8%        36.4%         45.5%         14.7%        27.9%
renewals

Concessions (1)                                     -            -             -             -            -
Concessions per sq ft leased                        -            -             -             -            -

Tenant improvements (TI) committed             79,216        3,239         6,680           600       89,735
TI committed per sq ft leased                    1.91         0.09          0.45          0.02         0.69
TI spent                                            -       81,874             -         6,394       88,268

Capitalized leasing commissions (CLC)          21,923       14,947         5,518         2,189       44,577
  committed
CLC committed per sq ft leased                   0.53         0.40          0.37          0.06         0.34
CLC spent                                       2,019       33,368             -         5,001       40,388
CLC and TI committed per sq ft leased            2.44         0.49          0.82          0.08         1.03

--------------------------------------------------------------------------------------------------------------
(1) Quarterly concessions restated to reflect consistent methodology.
(2) Tenant improvements were unusually high due to the creation of a new tenant suite at one of the properties.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                               September 30, 1998

            For the Period:                                              1998
                                          -----------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------
Square footage leased                          11,205       48,000             -                     59,205
Rental dollars                           $     39,218  $   184,320  $          -                $   223,538
Average base rent per sq ft                      3.50         3.84             -                       3.78

Concessions (1)                                     -            -             -                          -
Concessions per sq ft leased                        -            -             -                          -

Tenant improvements (TI) committed             41,648            -             -                     41,648
TI committed per sq ft leased                    3.72(2)         -             -                       0.70
TI spent                                       13,204       36,971         4,193                     54,368

Capitalized leasing commissions (CLC)           4,706       47,635             -                     52,341
  committed
CLC committed per sq ft leased                   0.42         0.99             -                       0.88
CLC spent                                       9,466       25,220        22,867                     57,553
CLC and TI committed per sq ft leased            4.14         0.99             -                       1.58

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------

Tenant Retention                                 100%          66%           67%                        74%
Square footage leased                          30,084       55,510         9,075                     94,669
Rental dollars                           $    105,232  $   260,202  $     38,115                $   403,549
Average base rent                                3.50         4.69          4.20                       4.26
Increase in effective rents from                 9.9%        10.9%         13.5%                      10.4%
renewals

Concessions (1)                                     -            -             -                          -
Concessions per sq ft leased                        -            -             -                          -

Tenant improvements (TI) committed                  -       12,163             -                     12,163
TI committed per sq ft leased                       -         0.22             -                       0.13
TI spent                                            -        1,417             -                      1,417

Capitalized leasing commissions (CLC)           2,361            -             -                      2,361
  committed
CLC committed per sq ft leased                   0.08            -             -                       0.02
CLC spent                                       1,180            -             -                      1,180
CLC and TI committed per sq ft leased            0.08         0.22             -                       0.15

------------------------------------------------------------------------------------------------------------
(1) Quarterly concessions restated to reflect consistent methodology.
(2) Tenant improvements were unusually high due to the creation of a new tenant suite at one of the properties.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                               September 30, 1998

            For the Period:                                                 1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
---------------------------------------------------------------------------------------------------------------
OPERATING RESULTS:
---------------------------------------------------------------------------------------------------------------
  Same Property (1)
   Revenue                               $  1,042,561  $   967,040  $  1,335,021  $  1,441,140  $ 4,785,762
   Operating expenses                         322,459      321,223       428,813       466,011    1,538,506
   NOI                                        720,103      645,817       906,208       975,129    3,247,257
   Growth from same period prior year            7.6%        -4.5%         24.7%         69.5%        18.0%

  Combined Total
   Revenue                               $  1,466,612  $ 1,579,107  $  1,637,556  $  2,541,057  $ 7,224,332
   Operating expenses                         373,556      411,934       538,084       859,223    2,182,797
   NOI                                      1,093,056    1,167,173     1,099,472     1,681,834    5,041,535
   Growth from same period prior year(3)        82.7%        81.1%         74.1%         90.7%        82.9%

   Capital expenditures (excludes TI     $     86,970  $       907  $      5,139  $     16,455  $   109,471
     and CLC)
   Weighted average leaseable sq ft           630,700      734,722       753,804       979,088      774,578
   Capital expenditures per leaseable            0.14         0.00          0.01          0.02         0.14
     sq ft

---------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
---------------------------------------------------------------------------------------------------------------

  Same Property
   Physical occupancy                           97.0%        90.1%         91.8%         97.4%        97.4%
   Economic occupancy                           94.0%        91.4%         92.1%         95.2%        95.2%

   Average effective rent per occupied           6.35         6.75          7.02          6.80         6.80
     sq ft
   Increase from same period prior              -0.4%         3.0%         20.2%         20.4%        20.4%
     year

   Revenue per occupied sq ft                    7.97         7.89          8.37          8.36         8.36
   Increase from same period prior year          1.8%        -1.7%         16.6%         26.1%        26.1%

  Combined Total
   Physical occupancy                           96.6%        92.2%         92.8%         96.4%        96.4%
   Economic occupancy                           94.8%        94.0%         93.1%         94.1%        94.1%

   Average effective rent per occupied           8.04         8.10          8.49          7.98         7.98
     sq ft
   Increase from same period prior year        -26.1%       -27.6%        -17.8%          0.7%         0.7%

   Revenue per occupied sq ft                    9.63         9.25         12.13         10.77        10.77
   Increase from same period prior year        -23.4%       -26.9%          3.4%         15.5%        15.5%

---------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 6 of the 13 retail properties in the current portfolio.
(2) Decrease attributable to sale of QuickTrip properties which had higher rents.
(3) Reflects acquisition activity.
(4) Revenue per occupied foot is lower than prior quarter due to the timing of recovery billings.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                               September 30, 1998

            For the Period:                                                 1998
                                           -----------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS:
------------------------------------------------------------------------------------------------------------
  Same Property (1)
   Revenue                               $  1,072,191  $ 1,089,454  $  1,425,895                $ 3,587,540
   Operating expenses                         335,829      313,662       447,236                  1,096,727
   NOI                                        736,362      775,792       978,659                  2,490,813
   Growth from same period prior year            2.3%        20.1%          8.0%                      10.1%

  Combined Total
   Revenue                               $  2,387,998  $ 3,042,567  $  3,207,799                $ 8,638,364
   Operating expenses                         864,791    1,071,850       948,223                  2,884,864
   NOI                                      1,523,207    1,970,717     2,259,576                  5,753,500
   Growth from same period prior year(3)        39.4%        68.8%        105.5%                      71.3%

   Capital expenditures (excludes TI     $     16,945  $    49,482  $    112,989                $   179,416
     and CLC)
   Weighted average leaseable sq ft           979,088    1,167,524     1,234,565                  1,127,059
   Capital expenditures per leaseable            0.02         0.04          0.09                       0.16
     sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
------------------------------------------------------------------------------------------------------------

  Same Property
   Physical occupancy                           97.4%        93.1%         93.1%                      93.1%
   Economic occupancy                           94.9%        93.3%         91.7%                      91.7%

   Average effective rent per occupied           6.65         6.85          6.82                       6.82
     sq ft
   Increase from same period prior               4.6%         1.5%         -2.9%                      -2.9%
     year

   Revenue per occupied sq ft                    7.90         8.39          8.52                       8.52
   Increase from same period prior year         -0.9%         6.3%          1.7%                       1.7%

  Combined Total
   Physical occupancy                           96.5%        93.6%         93.3%                      93.3%
   Economic occupancy                           94.1%        92.3%         92.3%                      92.3%

   Average effective rent per occupied           7.80         7.59 (2)      8.60                       8.60
     sq ft
   Increase from same period prior year         -3.0%        -6.4%          1.3%                       1.3%

   Revenue per occupied sq ft                   10.11        10.18         11.14                      11.14
   Increase from same period prior year          5.0%        10.0%         -8.2% (4)                  -8.2%

------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 6 of the 13 retail properties in the current portfolio.
(2) Decrease attributable to sale of QuickTrip properties which had higher rents.
(3) Reflects acquisition activity.
(4) Revenue per occupied foot is lower than prior quarter due to the timing of recovery billings.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                               September 30, 1998

            For the Period:                                                 1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
---------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
---------------------------------------------------------------------------------------------------------------
Square footage leased                           3,381            -         2,000             -        5,381
Rental dollars                           $     32,558  $         -  $     25,184  $          -  $    57,742
Average base rent per sq ft                      9.63            -         12.59             -        10.73

Concessions (1)                                   789            -         5,533             -        6,322
Concessions per sq ft leased                     0.23            -          2.77             -         1.17

Tenant improvements (TI) committed              4,110            -        21,999             -       26,109
TI committed per sq ft leased                    1.22            -         11.00             -         4.85
TI spent                                        2,322        3,852        10,670        12,499       29,343

Capitalized leasing commissions (CLC)           8,568            -         4,604             -       13,172
  committed
CLC committed per sq ft leased                   2.53            -          2.30             -         2.45
CLC spent                                       2,808        5,760         2,252         2,252       13,072

CLC and TI committed per sq ft leased            3.75            -         13.30             -         7.30

---------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
---------------------------------------------------------------------------------------------------------------

Tenant Retention                                  36%          54%          100%          100%          52%
Square footage leased                           2,850        1,100         1,549         1,200        6,699
Rental dollars                           $     28,781  $    12,100  $     16,265  $     17,568  $    74,714
Average base rent per sq ft                     10.10        11.00         10.50         14.64        11.15
Percent increase in effective rents              2.4%        14.1%            0%          6.1%         5.7%
  from renewals

Concessions (1)                                 2,800            -             -             -        2,800
Concessions per sq ft leased                     0.98            -             -             -         0.42

Tenant improvements (TI) committed              6,000            -             -             -        6,000
TI committed per sq ft leased                    2.11            -             -             -         0.90
TI spent                                            -            -             -             -            -

Capitalized leasing commissions (CLC)               -            -             -             -            -
  committed
CLC committed per sq ft leased                      -            -             -             -            -
CLC spent                                           -            -             -             -            -

CLC and TI committed per sq ft leased            2.11            -             -             -         0.90

---------------------------------------------------------------------------------------------------------------
(1) Quarterly concessions restated to reflect consistent methodology.
(2) Retention reflects store closing due to business merger and consolidation.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                               September 30, 1998

            For the Period:                                                 1998
                                           -----------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------
Square footage leased                           2,400        2,500         6,010                     10,910
Rental dollars                           $     32,964  $    33,494  $     85,769                $   152,227
Average base rent per sq ft                     13.74        13.40         14.27                      13.95

Concessions (1)                                 5,280        5,400             -                     10,680
Concessions per sq ft leased                     2.20         2.16             -                       0.98

Tenant improvements (TI) committed                  -          810             -                        810
TI committed per sq ft leased                       -         0.32             -                       0.07
TI spent                                       71,627       41,515        35,813                    148,955

Capitalized leasing commissions (CLC)               -        7,038        13,715                     20,753
  committed
CLC committed per sq ft leased                      -         2.82          2.28                       1.90
CLC spent                                       9,519        4,035        14,905                     28,459

CLC and TI committed per sq ft leased               -         3.14          2.28                       1.98

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------

Tenant Retention                                  46%           5% (2)       42%                        20%
Square footage leased                           2,450        1,400         5,125                      8,975
Rental dollars                           $     30,660  $    25,438  $     83,311                $   139,409
Average base rent per sq ft                     12.51        18.17         16.26                      15.53
Percent increase in effective rents             21.2%         5.6%         10.7%                      12.5%
  from renewals

Concessions (1)                                     -            -             -                          -
Concessions per sq ft leased                        -            -             -                          -

Tenant improvements (TI) committed                  -            -         1,100                      1,100
TI committed per sq ft leased                       -            -          0.21                       0.12
TI spent                                            -            -             -                          -

Capitalized leasing commissions (CLC)               -        7,632             -                      7,632
  committed
CLC committed per sq ft leased                      -         5.45             -                       0.85
CLC spent                                           -            -         7,632                      7,632

CLC and TI committed per sq ft leased               -         5.45          0.21                       0.97

------------------------------------------------------------------------------------------------------------
(1) Quarterly concessions restated to reflect consistent methodology.
(2) Retention reflects store closing due to business merger and consolidation.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                              MULTIFAMILY PORTFOLIO
                               September 30, 1998

            For the Period:                                              1997
                                       ----------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
---------------------------------------------------------------------------------------------------------------
OPERATING RESULTS:
---------------------------------------------------------------------------------------------------------------
  Same Property (1)
   Revenue                               $    929,310  $    930,126  $ 1,267,712   $ 1,281,249  $  4,408,397
   Operating expenses                         358,568       379,913      547,025       566,274     1,851,780
   NOI                                        570,742       550,213      720,687       714,975     2,556,617
   Growth from same period prior year            9.0%         19.5%        -6.0%          3.0%          5.2%

  Combined Total
   Revenue                               $  1,129,909  $  1,412,508  $ 1,477,798   $ 1,515,704  $  5,535,919
   Operating expenses                         447,290       562,250      639,501       659,708     2,308,749
   NOI                                        682,619       850,258      838,297       855,996     3,227,170
   Growth from same period prior year(2)       565.3%        838.8%       569.8%         42.7%        251.5%

   Capital expenditures                  $     49,279  $     45,491  $    65,907   $    48,700  $    209,377
   Weighted average apartment units               642           796          866           866           793
     owned
   Capital expenditures per apartment              77            57           76            56           264
     unit

---------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS:
---------------------------------------------------------------------------------------------------------------

  Same Property (1)
   Physical occupancy (at end of                94.8%         95.0%        93.2%         94.5%         94.5%
     period)
   Economic occupancy (at end of                95.1%         95.5%        90.0%         91.3%         91.3%
     period)

   Average effective base rent per                585           587          600           610           610
     occupied unit
   Increase from same period prior year          2.9%          4.7%         3.9%          3.3%          3.3%

   Apartment annualized turnover rate           51.3%         48.3%        73.5%         57.7%         61.3%

  Combined Total
   Physical occupancy (at end of                94.7%         94.2%        93.9%         94.7%         94.7%
     period)
   Economic occupancy (at end of                94.4%         94.4%        90.1%         91.8%         91.8%
     period)

   Average effective base rent per                599           609          610           619           619
     occupied unit
   Increase from prior year                     -8.4%         -7.1%        -7.5%          7.4%          7.4%

   Apartment annualized turnover rate           49.2%         46.7%        69.3%         54.0%         55.7%

---------------------------------------------------------------------------------------------------------------
(1) Reflects performance of 3 of the 37 properties in the current portfolio.
(2) Reflects acquisition activity



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              MULTIFAMILY PORTFOLIO
                               September 30, 1998

            For the Period:                                             1998
                                         -------------------------------------------------------------------
                                                                                                       Year
                                             1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS:
------------------------------------------------------------------------------------------------------------
  Same Property (1)
   Revenue                              $    920,804  $    935,609  $ 1,351,498                $  3,207,911
   Operating expenses                        386,173       362,105      553,516                   1,301,794
   NOI                                       534,631       573,504      797,982                   1,906,117
   Growth from same period prior year          -6.3%          4.2%        10.7%                        2.9%

  Combined Total
   Revenue                              $  3,762,174  $  4,676,157  $16,257,073                $ 24,695,404
   Operating expenses                      1,466,031     1,836,409    7,003,386                  10,305,826
   NOI                                     2,296,143     2,839,748    9,253,687                  14,389,578
   Growth from same period prior year(2)      236.4%        234.0%      1003.9%(2)                   506.9%

   Capital expenditures                 $    120,362  $    145,384  $   851,826                $  1,117,572
   Weighted average apartment units            2,147         2,662        9,353                       4,721
     owned
   Capital expenditures per apartment             56            55           91                         237
     unit

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS:
------------------------------------------------------------------------------------------------------------

  Same Property (1)
   Physical occupancy (at end of               93.7%         95.9%        94.6%                       94.6%
     period)
   Economic occupancy (at end of               92.0%         93.2%        93.9%                       93.9%
     period)

   Average effective base rent per               603           600          614                         614
     occupied unit
   Increase from same period prior year         3.1%          2.3%         2.4%                        2.4%

   Apartment annualized turnover rate          37.2%         37.2%        61.9%                       47.4%

  Combined Total
   Physical occupancy (at end of               95.6%         92.4%        94.1%                       94.1%
     period)
   Economic occupancy (at end of               95.4%         90.7%        90.9%                       90.9%
     period)

   Average effective base rent per               602           623          614                         614
     occupied unit
   Increase from prior year                     0.5%          2.2%         0.7%                        0.7%

   Apartment annualized turnover rate          43.2%         44.7%        78.0%                       73.9%

-----------------------------------------------------------------------------------------------------------
(1) Reflects performance of 3 of the 37 properties in the current portfolio.
(2) Reflects acquisition activity




                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                               September 30, 1998


                                      Office     Office/Flex      Industrial          Retail           Hotel
                              --------------- --------------- --------------- --------------- ---------------
Revenue                          $30,712,868      $9,469,146      $4,665,760      $3,207,799        $423,249

Operating Expenses                12,122,361       2,915,212       1,119,123         948,223         133,324
                              --------------- --------------- --------------- --------------- ---------------
NOI                              $18,590,507      $6,553,934      $2,628,144      $2,259,576        $289,925



(1)  Consolidating entries represent internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue and expenses from the corporate headquarters which are not included in the combined property total.





 CONTRIBUTION TO REVENUE (2)
   (GRAPHIC OMITTED)
     (Graphic of pie chart by property type showing percentage contributed to revenue)

CONTRIBUTION TO NOI (2)
   (GRAPHIC OMITTED)
     (Graphic of pie chart by property type showing percentage contributed to NOI)





(2)  Excludes Hotel portfolio which is under contract.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                               September 30, 1998

                                                    Property       Consolidating              Total
                                 Multifamily           Total         Entries (1)           Reported
                              --------------- --------------- ------------------- ------------------
Revenue                          $16,257,073     $64,735,895            $584,599        $65,320,494

Operating Expenses                 7,003,386      24,241,629         (1,796,061)         22,445,568
                              --------------- --------------- ------------------- ------------------
NOI                               $9,253,687     $40,494,266          $2,380,660        $42,874,926


(1)  Consolidating entries represent internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue and expenses from the corporate headquarters which are not included in the combined property total.



CONTRIBUTION TO REVENUE (2)
   (GRAPHIC OMITTED)
     (Graphic of pie chart by property type showing percentage contributed to revenue)

CONTRIBUTION TO NOI (2)
   (GRAPHIC OMITTED)
     (Graphic of pie chart by property type showing percentage contributed to NOI)



(2)  Excludes Hotel portfolio which is under contract.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                               SEPTEMBER 30, 1998

---------------------------------------------------------------------------------------------------------------

                                                  1998          1999         2000          2001         2002
---------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
   Annual base rent expiring                 5,358,211    14,220,961   17,990,664    16,312,708   17,928,922
   Percent of total annual rent                   5.0%         13.2%        16.7%         15.1%        16.6%

   Square footage expiring                     337,167     1,015,646    1,045,350       955,046      982,395
   Percentage of square footage                   5.3%         15.9%        16.4%         14.9%        15.4%

   Number of leases                                151           172          148           161           97
   Percentage of number of leases                16.6%         19.0%        16.3%         17.8%        10.7%

---------------------------------------------------------------------------------------------------------------
OFFICE/FLEX PORTFOLIO
   Annual base rent expiring                 4,243,392     5,449,051    4,695,109     4,169,058    3,446,966
   Percent of total annual rent                  12.7%         16.3%        14.1%         12.5%        10.3%

   Square footage expiring                     501,095       784,964      645,288       594,208      417,160
   Percentage of square footage                  12.0%         18.8%        15.4%         14.2%        10.0%

   Number of leases                                106           147          106            82           32
   Percentage of number of leases                19.7%         27.4%        19.7%         15.3%         6.0%

---------------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO
   Annual base rent expiring                   733,841     1,906,042    1,689,556     1,679,689    2,368,809
   Percent of total annual rent                   4.3%         11.2%         9.9%          9.8%        13.9%

   Square footage expiring                     178,796       437,668      362,011       391,564      555,261
   Percentage of square footage                   4.4%         10.8%         8.9%          9.6%        13.6%

   Number of leases                                 13            30           21            19           17
   Percentage of number of leases                11.2%         25.9%        18.1%         16.4%        14.7%

---------------------------------------------------------------------------------------------------------------
RETAIL PORTFOLIO
   Annual base rent expiring                  809,414     1,378,393      924,071     1,759,902      324,156
   Percent of total annual rent                   7.7%         13.0%         8.7%         16.6%         3.1%

   Square footage expiring                      60,707       122,720       72,869       163,829       23,901
   Percentage of square footage                   5.4%         10.9%         6.5%         14.6%         2.1%

   Number of leases                                 31            57           38            61           13
   Percentage of number of leases                11.9%         21.8%        14.6%         23.4%         5.0%

---------------------------------------------------------------------------------------------------------------


                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                               SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------
                                                                                                  2007 and
                                                2003          2004         2005         2006    thereafter
-----------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
   Annual base rent expiring               7,254,206     4,696,436   11,465,528    3,521,723     9,010,221
   Percent of total annual rent                 6.7%          4.4%        10.6%         3.3%          8.4%

   Square footage expiring                   383,443       258,749      632,597      218,039       560,142
   Percentage of square footage                 6.0%          4.1%         9.9%         3.4%          8.8%

   Number of leases                               70            17           17            8            66
   Percentage of number of leases               7.7%          1.9%         1.9%         0.9%          7.3%

-----------------------------------------------------------------------------------------------------------
OFFICE/FLEX PORTFOLIO
   Annual base rent expiring               3,774,705      1,332,095     455,211    2,041,478     3,800,858
   Percent of total annual rent                11.3%          4.0%         1.4%         6.1%         11.4%

   Square footage expiring                   410,402       155,719       30,000      209,231       433,943
   Percentage of square footage                 9.8%          3.7%         0.7%         5.0%         10.4%

   Number of leases                               37             9            1            7            10
   Percentage of number of leases               6.9%          1.7%         0.2%         1.3%          1.9%

-----------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO
   Annual base rent expiring               1,005,227     6,036,576            -      227,500     1,411,676
   Percent of total annual rent                 5.9%         35.4%         0.0%         1.3%          8.3%

   Square footage expiring                   214,275     1,631,647            -       32,500       265,603
   Percentage of square footage                 5.3%         40.1%         0.0%         0.8%          6.5%

   Number of leases                                5             7            0            1             3
   Percentage of number of leases               4.3%          6.0%         0.0%         0.9%          2.6%

-----------------------------------------------------------------------------------------------------------
RETAIL PORTFOLIO
   Annual base rent expiring                 840,775     1,164,085      665,626      155,604     2,552,006
   Percent of total annual rent                 8.0%         11.0%         6.3%         1.5%         24.1%

   Square footage expiring                   101,795       175,151       51,605       10,950       339,932
   Percentage of square footage                 9.1%         15.6%         4.6%         1.0%         30.3%

   Number of leases                               18            13            8            4            18
   Percentage of number of leases               6.9%          5.0%         3.1%         1.5%          6.9%

-----------------------------------------------------------------------------------------------------------

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


                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                               SEPTEMBER 30, 1998

--------------------------------------------------------------------------------------------------------------

                                                  1998          1999         2000          2001         2002
--------------------------------------------------------------------------------------------------------------
TOTAL PORTFOLIO (1)
   Annual base rent expiring                11,144,858    22,954,447   25,299,400    23,921,357   24,068,853
   Percent of total annual rent                   6.6%         13.6%        15.0%         14.2%        14.3%

   Square footage expiring                   1,077,765     2,360,998    2,125,518     2,104,647    1,978,717
   Percentage of square footage                   6.8%         15.0%        13.5%         13.4%        12.6%

   Number of leases                                301           406          313           323          159
   Percentage of number of leases                16.5%         22.3%        17.2%         17.7%         8.7%

--------------------------------------------------------------------------------------------------------------


(1)  Numbers exclude the Corporate headquarters building and properties purchased after June 29, 1998.

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



                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                               SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------
                                                                                                  2007 and
                                                2003          2004         2005         2006    thereafter
-----------------------------------------------------------------------------------------------------------
TOTAL PORTFOLIO (1)
   Annual base rent expiring              12,874,913    13,229,192   12,586,365    5,946,305    16,774,761
   Percent of total annual rent                 7.6%          7.8%         7.5%         3.5%          9.9%

   Square footage expiring                 1,109,915     2,221,266      714,202      470,720     1,599,620
   Percentage of square footage                 7.0%         14.1%         4.5%         3.0%         10.1%

   Number of leases                              130            46           26           20            97
   Percentage of number of leases               7.1%          2.5%         1.4%         1.1%          5.3%

-----------------------------------------------------------------------------------------------------------


(1)  Numbers exclude the Corporate headquarters building and properties purchased after June 29, 1998.

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



                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
Annualized Turnover Rate               The percentage of multi-family units that became available for rent during the period reported on an annualized basis.
Associated Companies                   The REIT owns 100% of the non-voting preferred stock of two real estate companies:  Glenborough Corporation and Glenborough Hotel Group.
Average Base Rent                      Base rent charged to tenants.
Capital Expenditures                   Recurring, non-revenue producing purchases of building improvements and equipment, including tenant improvements and leasing
                                       commissions unless otherwise noted.  This caption does not include purchases of land, buildings, and equipment that will produce revenue for the Company, such as property acquisitions and construction of rentable structures.
Capitalized Leasing                    Commissions incurred for obtaining a lease which have been capitalized and are to be
Commissions (CLC)                      amortized over the lease term.
Cash Available For Distribution        Cash available for distribution ("CAD") represents income (loss) before minority
(CAD)                                  interests and extraordinary items, adjusted for depreciation and amortization including amortization of deferred financing costs and gains (losses) from the disposal of properties, less lease commissions and recurring capital expenditures.
                                       CAD should not be considered an alternative to net income (computed in accordance with GAAP) as a measure of the Company's financial performance or as an alternative to cash flow from operating activities (computed in accordance with GAAP) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's cash needs.
CLC Committed                          Capitalized leasing commissions which have been committed as a part of entering into a lease agreement.
CLC Spent                              The portion of committed, capitalized leasing commissions which have been spent by the Company.
Combined Total                         All properties owned in the current year.
Concessions                            Relief or reduction of rent charges for a specified period, negotiated and committed to as a part of entering into a lease agreement.
Controlled Partnerships                A group of partnerships for which one of the Associated Companies provides some or all of the following services:  asset management, property management, general partner services, and development services.
Debt Coverage Ratio                    EBITDA divided by the difference between debt service and amortization of deferred financing fees.
Debt Service                           Interest expense plus principal reductions of debt, excluding repayments on lines of credit.
Dividend Payout Ratio                  The percentage of FFO or CAD that will be paid in dividends to the shareholders of
                                       Glenborough Realty Trust Incorporated.
Dividend Per Share                     The dividends paid for each share of Glenborough Realty Trust Incorporated.

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

                                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
EBITDA                                 EBITDA is computed as income (loss) before minority interests and extraordinary items plus interest expense, income taxes, depreciation and amortization and gains (losses)
                                       on disposal of properties.  The Company believes that in addition to net income and cash flows, EBITDA is a useful measure of the financial performance of an equity REIT because, together with net income and cash flows, EBITDA provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  To evaluate EBITDA and the trends it depicts, the components of EBITDA, such as rental revenues, rental expenses, real estate taxes and general and administrative expenses, should be considered.  See "Management's Discussion and Analysis of Financial Condition and
                                       Results of Operations."  Excluded from EBITDA are financing costs such as interest as well as depreciation and amortization, each of which can significantly affect a
                                       REIT's results of operations and liquidity and should be considered in evaluating a
                                       REIT's operating performance.  Further, EBITDA does not represent net income or cash flows from operating, financing and investing activities as defined by generally accepted accounting principles and does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs.  It should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity.
Economic Occupancy                     Base rental revenue collected divided by gross potential rent.
Effective Rents                        Annualized rents net of concessions.
FFO Multiplier                         Stock price per share divided by annualized FFO per share.
FFO Per Share                          FFO divided by the fully diluted weighted average shares outstanding during the period.
Funds From Operations (FFO)            Funds from Operations, as defined by NAREIT, represents income (loss) before minority interests and extraordinary items, adjusted for real estate related depreciation and amortization and gains (losses) from the disposal of properties.  In 1996, consolidation and litigation costs were also added back to net income to determine
                                       FFO.  The Company believes that FFO is an important and widely used measure of the financial performance of equity REITs which provides a relevant basis for comparison among other REITs.  Together with net income and cash flows, FFO provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  FFO does not represent net income or cash flows from operations as defined by GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's operating performance or as an alternative to cash flows from operating, investing and financing activities (determined in accordance with GAAP) as a measure of liquidity.  FFO does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs including principal amortization, capital improvements and distributions to stockholders. Further, FFO as disclosed by other REITs may not be comparable to the Company's calculation of FFO.
                                       The Company calculates FFO in accordance with the White Paper on FFO approved by the
                                       Board of Governors of NAREIT in March 1995.
Interest Coverage Ratio                EBITDA divided by the difference between interest on debt and amortization of deferred financing fees.

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

                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
Leasing Production                     Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.
Net Operating Income (NOI)             Revenue less Operating Expenses.
Percent Debt to Total Market           Total notes and mortgages payable divided by the sum of total notes and mortgages
Capitalization                         payable plus the total market value of all shares and units outstanding at the date of calculation.
Percent Increase in Effective          Percentage change in effective base rents from renewal as compared to effective base
Rents From Renewal                     rents as of the prior lease terms.
Physical Occupancy                     Total square feet (units) rented divided by net rentable square feet (units) as of the end of the quarter.
Ratio of Earnings to Fixed Charges     Computed as income (loss) from operations, before minority interest and extraordinary items, plus fixed charges (excluding capitalized interest) divided by fixed charges.
                                       Fixed charges consist of interest costs including amortization of deferred financing costs.
Ratio of Earnings to Fixed Charges     Computed as income (loss) from operations, before minority interest and extraordinary
and Preferred Dividends                items, plus fixed charges (excluding capitalized interest) divided by fixed charges plus preferred dividends.  Fixed charges consist of interest costs including amortization of deferred financing costs.
Renewal                                Leases that have been renewed by current tenants.
Rental Dollars                         Total annualized revenues to be earned per year during the term of the lease before
(Leasing Production)                   concessions, TI's and leasing commissions.
Same Property                          Properties owned in the current year which were also owned during the same period of the prior year.  If a property is sold during the quarter, data for prior periods and the current quarter are deleted for comparability.
Tenant Improvements (TI)               A capital expense used to improve the physical space occupied by an existing or new tenant.  Tenant improvements are amortized over the term of the lease.
TI Committed                           Tenant improvements which have been committed as a part of entering into a lease agreement.
TI Spent                               The portion of committed tenant improvements which have been spent by the Company.
Total Market Capitalization            As of the date calculated, the sum of (a) the product obtained by multiplying the total number of shares and units outstanding by the price per share; plus (b) the
                                       Company's debt as set forth on the most recent financial statements.

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